EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended June 30, 2021

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, one of the most significant factors is the ongoing adverse effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it has had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, current and future variants, the efficacy and durability of vaccines against the variants and the potential for increased government restrictions, which continue to be uncertain at this time but that impact could be material. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package on page i in the Appendix.

COVID-19 PANDEMIC
Our business has been adversely affected as a result of the COVID-19 pandemic and the preventive measures taken to curb the spread of the virus. Some of the effects on us include the following:
•With the exception of grocery stores and other "essential" businesses, many of our retail tenants closed their stores in March 2020 and began reopening when New York City entered phase two of its state-mandated reopening plan on June 22, 2020, which required limitations on occupancy and other restrictions that affected their ability to resume full operations. On June 15, 2021, New York State lifted the limitations and restrictions, however, economic conditions and other factors, including limitations on international travel, continue to adversely affect the financial health of our retail tenants.
•While our buildings are open, many of our office tenants are working remotely.
•We temporarily closed the Hotel Pennsylvania on April 1, 2020 and on April 5, 2021, we announced that we permanently closed the hotel.
•We cancelled trade shows at theMART beginning late March of 2020 and expect to resume trade shows in the third quarter of 2021.
•As of July 31, 2021, approximately 72% of the 1,293 Building Maintenance Services LLC ("BMS") employees that had been placed on furlough in 2020 have returned to work.
While we believe our tenants are required to pay rent under their leases and we have commenced legal proceedings against certain tenants that have failed to pay under their leases, in limited circumstances, we have agreed to and may continue to agree to rent deferrals and rent abatements for certain of our tenants.
For the quarter ended June 30, 2021, we collected 97% of rent due from our tenants, comprised of 98% from our office tenants and 93% from our retail tenants.
In light of the evolving health, social, economic, and business environment, governmental regulation or mandates, and business disruptions that have occurred and may continue to occur, the impact of the COVID-19 pandemic on our financial condition and operating results remains highly uncertain but that impact has been and may continue to be material. The impact on us includes lower rental income and potentially lower occupancy levels at our properties which will result in less cash flow available for operating costs, to pay our indebtedness and for distribution to our shareholders. We have experienced a decrease in cash flow from operations due to the COVID-19 pandemic, including reduced collections of rents billed to certain of our tenants, the closure of Hotel Pennsylvania, the cancellation of trade shows at theMART, and lower revenues from BMS, parking garages and signage. The value of our real estate assets may decline, which may result in non-cash impairment charges in future periods and that impact could be material.

BUSINESS DEVELOPMENTS
Acquisition Activity
One Park Avenue
On July 20, 2021, pursuant to a right of first offer, we entered into an agreement to increase our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's, Canada Pension Plan Investment Board ("CPP Investments"), 45.0% ownership interest in the property. The purchase price values the property at $875,000,000. We will pay approximately $158,000,000 in cash and assume CPP Investments' share of the $525,000,000 mortgage loan. We expect to complete the purchase in the third quarter of 2021.
Disposition Activity
220 Central Park South ("220 CPS")
During the three and six months ended June 30, 2021, we closed on the sale of three condominium units at 220 CPS for net proceeds of $72,216,000 resulting in a net gain of $25,272,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $3,064,000 of income tax expense was recognized on our consolidated statements of income. From inception to June 30, 2021, we have closed on the sale of 103 units for net proceeds of $2,941,708,000 resulting in financial statement net gains of $1,092,209,000.
Alexander’s, Inc. (“Alexander’s”)
On May 13, 2021, Alexander's received notice from IKEA Property, Inc. of its election to exercise its purchase option for $75,000,000 of the Paramus, New Jersey property that it leases. Alexander's anticipates the closing of the sale in the fourth quarter of 2021. Upon completion of the sale, we will recognize our approximate $11,350,000 share of the net gain. Alexander's announced that it does not expect to pay a special dividend related to this transaction.
On June 4, 2021, Alexander's completed the sale of a parcel of land in the Bronx, New York for $10,000,000. As a result of the sale, we recognized our $2,956,000 share of the net gain and also received a $300,000 sales commission paid by Alexander's. Alexander's announced that it does not expect to pay a special dividend related to this transaction.
Financing Activity
One Park Avenue
On February 26, 2021, a joint venture in which we have a 55.0% interest completed a $525,000,000 refinancing of One Park Avenue, a 943,000 square foot Manhattan office building. The interest-only loan bears a rate of LIBOR plus 1.11% (1.18% as of June 30, 2021) and matures in March 2026, as fully extended. We realized net proceeds of $105,000,000. The loan replaces the previous $300,000,000 loan that bore interest at LIBOR plus 1.75% and was scheduled to mature in March 2021.
PENN 11
On March 7, 2021, we entered into an interest rate swap agreement for our $500,000,000 PENN 11 mortgage loan to swap the interest rate on the mortgage loan from LIBOR plus 2.75% (2.83% as of June 30, 2021) to a fixed rate of 3.03% through March 2024.
909 Third Avenue
On March 26, 2021, we completed a $350,000,000 refinancing of 909 Third Avenue, a 1.4 million square foot Manhattan office building. The interest-only loan bears a fixed rate of 3.23% and matures in April 2031. The loan replaces the previous $350,000,000 loan that bore interest at a fixed rate of 3.91% and was scheduled to mature in May 2021.
Unsecured Revolving Credit Facility
On April 15, 2021, we extended our $1.25 billion unsecured revolving credit facility from January 2023 (as fully extended) to April 2026 (as fully extended). The interest rate on the extended facility was lowered to LIBOR plus 0.90% from LIBOR plus 1.00%. The facility fee remains at 20 basis points. Our $1.50 billion unsecured revolving credit facility matures in March 2024 (as fully extended) and also has an interest rate of LIBOR plus 0.90% and a facility fee of 20 basis points.

BUSINESS DEVELOPMENTS
Financing Activity - continued
555 California Street
On May 10, 2021, we completed a $1.2 billion refinancing of 555 California Street, a three building 1.8 million square foot office campus in San Francisco, in which we own a 70.0% controlling interest. The interest-only loan bears a rate of LIBOR plus 1.93% in years one through five (2.01% as of June 30, 2021), LIBOR plus 2.18% in year six and LIBOR plus 2.43% in year seven. The loan matures in May 2028, as fully extended. We swapped the interest rate on our $840,000,000 share of the loan to a fixed rate of 2.26% through May 2024. The loan replaces the previous $533,000,000 loan that bore interest at a fixed rate of 5.10% and was scheduled to mature in September 2021.
Senior Unsecured Notes
On May 24, 2021, we completed a green bond public offering of $400,000,000 2.15% senior unsecured notes due June 1, 2026 ("2026 Notes") and $350,000,000 3.40% senior unsecured notes due June 1, 2031 ("2031 Notes"). Interest on the senior unsecured notes will be payable semi-annually on June 1 and December 1, commencing December 1, 2021. The 2026 Notes were sold at 99.86% of their face amount to yield 2.18% and the 2031 Notes were sold at 99.59% of their face amount to yield 3.45%.
theMART
On May 28, 2021, we repaid the $675,000,000 mortgage loan on theMART, a 3.7 million square foot commercial building in Chicago, with proceeds from our senior unsecured notes offering. The loan bore interest at 2.70% and was scheduled to mature in September 2021.
Leasing Activity For the Three Months Ended June 30, 2021:
322,000 square feet of New York Office space (292,000 square feet at share) at an initial rent of $85.54 per square foot and a weighted average lease term of 8.4 years. The changes in the GAAP and cash mark-to-market rent on the 218,000 square feet of second generation space were negative 6.1% and negative 4.4%, respectively. Tenant improvements and leasing commissions were $13.84 per square foot per annum, or 16.2% of initial rent.
18,000 square feet of New York Retail space (17,000 square feet at share) at an initial rent of $108.27 per square foot and a weighted average lease term of 13.4 years. The 18,000 square feet was first generation space. Tenant improvements and leasing commissions were $8.60 per square foot per annum, or 7.9% of initial rent.
114,000 square feet at theMART (all at share) at an initial rent of $50.30 per square foot and a weighted average lease term of 6.5 years. The changes in the GAAP and cash mark-to-market rent on the 111,000 square feet of second generation space were negative 1.9% and positive 3.4%, respectively. Tenant improvements and leasing commissions were $2.29 per square foot per annum, or 4.6% of initial rent.
51,000 square feet at 555 California Street (35,000 square feet at share) at an initial rent of $114.31 per square foot and a weighted average lease term of 4.3 years. The changes in the GAAP and cash mark-to-market rent on the 35,000 square feet of second generation space were positive 38.5% and positive 36.7%, respectively. Tenant improvements and leasing commissions were $2.84 per square foot per annum, or 2.5% of initial rent.
Leasing Activity For the Six Months Ended June 30, 2021:
530,000 square feet of New York Office space (439,000 square feet at share) at an initial rent of $83.46 per square foot and a weighted average lease term of 10.8 years. The changes in the GAAP and cash mark-to-market rent on the 272,000 square feet of second generation space were negative 4.5% and negative 3.6%, respectively. Tenant improvements and leasing commissions were $12.19 per square foot per annum, or 14.6% of initial rent.
64,000 square feet of New York Retail space (53,000 square feet at share) at an initial rent of $207.84 per square foot and a weighted average lease term of 10.4 years. The changes in the GAAP and cash mark-to-market rent on the 12,000 square feet of second generation space were positive 32.2% and positive 9.4%, respectively. Tenant improvements and leasing commissions were $12.91 per square foot per annum, or 6.2% of initial rent.
199,000 square feet at theMART (all at share) at an initial rent of $51.35 per square foot and a weighted average lease term of 5.1 years. The changes in the GAAP and cash mark-to-market rent on the 194,000 square feet of second generation space were negative 3.0% and positive 0.7%, respectively. Tenant improvements and leasing commissions were $2.43 per square foot per annum, or 4.7% of initial rent.
51,000 square feet at 555 California Street (36,000 square feet at share) at an initial rent of $115.12 per square foot and a weighted average lease term of 4.3 years. The changes in the GAAP and cash mark-to-market rent on the 36,000 square feet of second generation space were positive 37.1% and positive 35.3%, respectively. Tenant improvements and leasing commissions were $2.83 per square foot per annum, or 2.5% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended				For the Six Months Ended June 30,
	June 30,			March 31, 2021
	2021	2020			2021	2020
Total revenues	$378,941	$343,026		$379,977	$758,918	$787,558

Net income (loss) attributable to common shareholders	$48,045	$(197,750)		$4,083	$52,128	$(192,787)
Per common share:
Basic	$0.25	$(1.03)		$0.02	$0.27	$(1.01)
Diluted	$0.25	$(1.03)		$0.02	$0.27	$(1.01)

Net income (loss) attributable to common shareholders, as adjusted (non-GAAP)	$26,804	$(4,363)		$12,446	$39,250	$27,584
Per diluted share (non-GAAP)	$0.14	$(0.02)		$0.06	$0.20	$0.14

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$133,161	$107,391		$124,359	$257,520	$254,220
Per diluted share (non-GAAP)	$0.69	$0.56		$0.65	$1.34	$1.33

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$153,364	$203,256		$118,407	$271,771	$333,616
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$164,072	$216,539		$126,342	$290,666	$355,210
Per diluted share (non-GAAP)	$0.80	$1.06		$0.62	$1.41	$1.75

Dividends per common share	$0.53	$0.66		$0.53	$1.06	$1.32

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	76.8%	89.2%	(1)	81.5%	79.1%	87.4%	(1)
FAD payout ratio	120.5%	106.5%		86.9%	101.9%	105.6%

Weighted average common shares outstanding (REIT basis)	191,527	191,104		191,418	191,473	191,071
Convertible units:
Class A	13,094	12,408		12,654	13,087	12,370
Equity awards - unit equivalents	1,193	83		829	1,012	7
Preferred shares	26	28		26	26	29
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	205,840	203,623		204,927	205,598	203,477
________________________________
(1)Excludes the impact of $36,297 of non-cash write-offs of receivables arising from the straight-lining of rents primarily for the JCPenney retail lease at Manhattan Mall and the New York & Company, Inc. office lease at 330 West 34th Street.

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q2 2021 VS. Q2 2020 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2020	$107.4	$0.56

Increase in FFO, as adjusted due to:
Tenant related items (primarily write-offs of straight-line rent receivables in 2020)	18.9
General and administrative (primarily due to the overhead reduction program announced in December 2020)	4.5
Variable businesses	2.5
Interest expense decrease and other, net	2.4
	28.3
Noncontrolling interests' share of above items	(2.5)
Net increase	25.8	0.13

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended June 30, 2021	$133.2	$0.69

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	June 30, 2021	December 31, 2020
ASSETS
Real estate, at cost:
Land	$2,394,865	$2,420,054	$(25,189)
Buildings and improvements	7,910,088	7,933,030	(22,942)
Development costs and construction in progress	1,832,997	1,604,637	228,360
Leasehold improvements and equipment	133,379	130,222	3,157
Total	12,271,329	12,087,943	183,386
Less accumulated depreciation and amortization	(3,269,196)	(3,169,446)	(99,750)
Real estate, net	9,002,133	8,918,497	83,636
Right-of-use assets	365,219	367,365	(2,146)
Cash and cash equivalents	2,172,195	1,624,482	547,713
Restricted cash	145,142	105,887	39,255
Tenant and other receivables	62,294	77,658	(15,364)
Investments in partially owned entities	3,355,401	3,491,107	(135,706)
Real estate fund investments	3,739	3,739	—
220 Central Park South ("220 CPS") condominium units ready for sale	90,498	128,215	(37,717)
Receivable arising from the straight-lining of rents	661,552	674,075	(12,523)
Deferred leasing costs, net	370,169	372,919	(2,750)
Identified intangible assets, net	21,347	23,856	(2,509)
Other assets	407,104	434,022	(26,918)
Total Assets	$16,656,793	$16,221,822	$434,971
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,547,605	$5,580,549	$(32,944)
Senior unsecured notes, net	1,189,861	446,685	743,176
Unsecured term loan, net	797,287	796,762	525
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	400,584	401,008	(424)
Accounts payable and accrued expenses	399,497	427,202	(27,705)
Deferred revenue	33,965	40,110	(6,145)
Deferred compensation plan	107,237	105,564	1,673
Other liabilities	287,756	294,520	(6,764)
Total liabilities	9,338,792	8,667,400	671,392
Redeemable noncontrolling interests	749,684	606,267	143,417
Shareholders' equity	6,282,367	6,533,198	(250,831)
Noncontrolling interests in consolidated subsidiaries	285,950	414,957	(129,007)
Total liabilities, redeemable noncontrolling interests and equity	$16,656,793	$16,221,822	$434,971

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	June 30,			March 31, 2021
	2021	2020	Variance
Property rentals(1)(2)	$303,566	$282,660	$20,906	$300,499
Tenant expense reimbursements(1)	38,241	33,025	5,216	40,725
Amortization of acquired below-market leases, net	2,551	5,200	(2,649)	3,166
Straight-lining of rents	(4,762)	(5,691)	929	(5,073)
Total rental revenues	339,596	315,194	24,402	339,317
Fee and other income:
BMS cleaning fees	28,083	21,115	6,968	28,477
Management and leasing fees	3,073	1,837	1,236	5,369
Other income	8,189	4,880	3,309	6,814
Total revenues	378,941	343,026	35,915	379,977
Operating expenses	(190,920)	(174,425)	(16,495)	(190,979)
Depreciation and amortization	(89,777)	(92,805)	3,028	(95,354)
General and administrative	(30,602)	(35,014)	4,412	(44,186)
Expense from deferred compensation plan liability	(3,378)	(6,356)	2,978	(3,245)
(Transaction related costs and other) lease liability extinguishment gain	(106)	69,221	(69,327)	(843)
Total expenses	(314,783)	(239,379)	(75,404)	(334,607)
Income (loss) from partially owned entities	31,426	(291,873)	323,299	29,073
Income (loss) from real estate fund investments	5,342	(28,042)	33,384	(169)
Interest and other investment income (loss), net	1,539	(2,893)	4,432	1,522
Income from deferred compensation plan assets	3,378	6,356	(2,978)	3,245
Interest and debt expense	(51,894)	(58,405)	6,511	(50,064)
Net gains on disposition of wholly owned and partially owned assets	25,724	55,695	(29,971)	—
Income (loss) before income taxes	79,673	(215,515)	295,188	28,977
Income tax expense	(2,841)	(1,837)	(1,004)	(1,984)
Net income (loss)	76,832	(217,352)	294,184	26,993
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(8,784)	17,768	(26,552)	(6,114)
Operating Partnership	(3,536)	14,364	(17,900)	(329)
Net income (loss) attributable to Vornado	64,512	(185,220)	249,732	20,550
Preferred share dividends	(16,467)	(12,530)	(3,937)	(16,467)
Net income (loss) attributable to common shareholders	$48,045	$(197,750)	$245,795	$4,083

Capitalized expenditures:
Development payroll	$2,789	$3,569	$(780)	$2,558
Interest and debt expense	10,779	9,446	1,333	10,267
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $37,587 for the three months ended June 30, 2020, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Six Months Ended June 30,
	2021	2020	Variance
Property rentals(1)(2)	$604,065	$637,720	$(33,655)
Tenant expense reimbursements(1)	78,966	85,198	(6,232)
Amortization of acquired below-market leases, net	5,717	9,406	(3,689)
Straight-lining of rents	(9,835)	(15,856)	6,021
Total rental revenues	678,913	716,468	(37,555)
Fee and other income:
BMS cleaning fees	56,560	53,581	2,979
Management and leasing fees	8,442	4,704	3,738
Other income	15,003	12,805	2,198
Total revenues	758,918	787,558	(28,640)
Operating expenses	(381,899)	(404,432)	22,533
Depreciation and amortization	(185,131)	(185,598)	467
General and administrative	(74,788)	(87,848)	13,060
(Expense) benefit from deferred compensation plan liability	(6,623)	4,889	(11,512)
(Transaction related costs and other) lease liability extinguishment gain	(949)	69,150	(70,099)
Total expenses	(649,390)	(603,839)	(45,551)
Income (loss) from partially owned entities	60,499	(272,770)	333,269
Income (loss) from real estate fund investments	5,173	(211,505)	216,678
Interest and other investment income (loss), net	3,061	(8,797)	11,858
Income (loss) from deferred compensation plan assets	6,623	(4,889)	11,512
Interest and debt expense	(101,958)	(117,247)	15,289
Net gains on disposition of wholly owned and partially owned assets	25,724	124,284	(98,560)
Income (loss) before income taxes	108,650	(307,205)	415,855
Income tax expense	(4,825)	(14,650)	9,825
Net income (loss)	103,825	(321,855)	425,680
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(14,898)	140,155	(155,053)
Operating Partnership	(3,865)	13,974	(17,839)
Net income (loss) attributable to Vornado	85,062	(167,726)	252,788
Preferred share dividends	(32,934)	(25,061)	(7,873)
Net income (loss) attributable to common shareholders	$52,128	$(192,787)	$244,915

Capitalized expenditures:
Development payroll	$5,347	$8,876	$(3,529)
Interest and debt expense	21,046	21,501	(455)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.
(2)Reduced by $38,631 for the six months ended June 30, 2020, for the write-off of lease receivables deemed uncollectible (primarily write-offs of receivables arising from the straight-lining of rents).

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2021
	Total	New York	Other
Property rentals(1)	$303,566	$241,251	$62,315
Tenant expense reimbursements(1)	38,241	29,018	9,223
Amortization of acquired below-market leases, net	2,551	2,394	157
Straight-lining of rents	(4,762)	(5,782)	1,020
Total rental revenues	339,596	266,881	72,715
Fee and other income:
BMS cleaning fees	28,083	29,600	(1,517)
Management and leasing fees	3,073	3,088	(15)
Other income	8,189	1,575	6,614
Total revenues	378,941	301,144	77,797
Operating expenses	(190,920)	(156,033)	(34,887)
Depreciation and amortization	(89,777)	(68,043)	(21,734)
General and administrative	(30,602)	(11,325)	(19,277)
Expense from deferred compensation plan liability	(3,378)	—	(3,378)
Transaction related costs and other	(106)	381	(487)
Total expenses	(314,783)	(235,020)	(79,763)
Income from partially owned entities	31,426	29,546	1,880
Income from real estate fund investments	5,342	—	5,342
Interest and other investment income, net	1,539	929	610
Income from deferred compensation plan assets	3,378	—	3,378
Interest and debt expense	(51,894)	(21,830)	(30,064)
Net gains on disposition of wholly owned and partially owned assets	25,724	—	25,724
Income before income taxes	79,673	74,769	4,904
Income tax (expense) benefit	(2,841)	1,535	(4,376)
Net income	76,832	76,304	528
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(8,784)	(3,072)	(5,712)
Net income (loss) attributable to Vornado Realty L.P.	68,048	$73,232	$(5,184)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,495)
Preferred unit distributions	(16,508)
Net income attributable to common shareholders	$48,045
For the three months ended June 30, 2020:
Net loss attributable to Vornado Realty L.P.	$(199,584)	$(199,584)	$—
Net loss attributable to common shareholders	$(197,750)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2021
	Total	New York	Other
Property rentals(1)	$604,065	$479,579	$124,486
Tenant expense reimbursements(1)	78,966	60,518	18,448
Amortization of acquired below-market leases, net	5,717	5,366	351
Straight-lining of rents	(9,835)	(11,882)	2,047
Total rental revenues	678,913	533,581	145,332
Fee and other income:
BMS cleaning fees	56,560	59,548	(2,988)
Management and leasing fees	8,442	8,610	(168)
Other income	15,003	3,376	11,627
Total revenues	758,918	605,115	153,803
Operating expenses	(381,899)	(317,018)	(64,881)
Depreciation and amortization	(185,131)	(140,881)	(44,250)
General and administrative	(74,788)	(25,606)	(49,182)
Expense from deferred compensation plan liability	(6,623)	—	(6,623)
Transaction related costs and other	(949)	381	(1,330)
Total expenses	(649,390)	(483,124)	(166,266)
Income from partially owned entities	60,499	58,110	2,389
Income from real estate fund investments	5,173	—	5,173
Interest and other investment income, net	3,061	1,839	1,222
Income from deferred compensation plan assets	6,623	—	6,623
Interest and debt expense	(101,958)	(44,893)	(57,065)
Net gains on disposition of wholly owned and partially owned assets	25,724	—	25,724
Income (loss) before income taxes	108,650	137,047	(28,397)
Income tax (expense) benefit	(4,825)	1,079	(5,904)
Net income (loss)	103,825	138,126	(34,301)
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(14,898)	(5,523)	(9,375)
Net income (loss) attributable to Vornado Realty L.P.	88,927	$132,603	$(43,676)
Less net income attributable to noncontrolling interests in the Operating Partnership	(3,783)
Preferred unit distributions	(33,016)
Net income attributable to common shareholders	$52,128
For the six months ended June 30, 2020:
Net loss attributable to Vornado Realty L.P.	$(181,700)	$(132,358)	$(49,342)
Net loss attributable to common shareholders	$(192,787)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30, 2021
	Total	New York	Other
Total revenues	$378,941	$301,144	$77,797
Operating expenses	(190,920)	(156,033)	(34,887)
NOI - consolidated	188,021	145,111	42,910
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,689)	(8,473)	(7,216)
Add: NOI from partially owned entities	77,235	74,400	2,835
NOI at share	249,567	211,038	38,529
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	846	541	305
NOI at share - cash basis	$250,413	$211,579	$38,834

	For the Three Months Ended June 30, 2020
	Total	New York	Other
Total revenues	$343,026	$270,628	$72,398
Operating expenses	(174,425)	(140,207)	(34,218)
NOI - consolidated	168,601	130,421	38,180
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,448)	(8,504)	(6,944)
Add: NOI from partially owned entities	69,487	67,051	2,436
NOI at share	222,640	188,968	33,672
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	34,190	32,943	1,247
NOI at share - cash basis	$256,830	$221,911	$34,919

	For the Three Months Ended March 31, 2021
	Total	New York	Other
Total revenues	$379,977	$303,971	$76,006
Operating expenses	(190,979)	(160,985)	(29,994)
NOI - consolidated	188,998	142,986	46,012
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,646)	(8,621)	(9,025)
Add: NOI from partially owned entities	78,756	76,773	1,983
NOI at share	250,108	211,138	38,970
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(1,198)	(973)	(225)
NOI at share - cash basis	$248,910	$210,165	$38,745
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Six Months Ended June 30, 2021
	Total	New York	Other
Total revenues	$758,918	$605,115	$153,803
Operating expenses	(381,899)	(317,018)	(64,881)
NOI - consolidated	377,019	288,097	88,922
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(33,335)	(17,094)	(16,241)
Add: Our share of NOI from partially owned entities	155,991	151,173	4,818
NOI at share	499,675	422,176	77,499
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(352)	(432)	80
NOI at share - cash basis	$499,323	$421,744	$77,579

	For the Six Months Ended June 30, 2020
	Total	New York	Other
Total revenues	$787,558	$626,243	$161,315
Operating expenses	(404,432)	(323,238)	(81,194)
NOI - consolidated	383,126	303,005	80,121
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(30,941)	(16,937)	(14,004)
Add: Our share of NOI from partially owned entities	151,368	145,459	5,909
NOI at share	503,553	431,527	72,026
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	37,266	34,049	3,217
NOI at share - cash basis	$540,819	$465,576	$75,243
________________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2021
	2021	2020		2021	2020
NOI at share:
New York:
Office(1)	$164,050	$161,444	$166,635	$330,685	$344,649
Retail(2)	39,213	21,841	36,702	75,915	73,859
Residential	4,239	5,868	4,456	8,695	12,068
Alexander's Inc. ("Alexander's")	9,069	8,331	10,489	19,558	18,823
Hotel Pennsylvania	(5,533)	(8,516)	(7,144)	(12,677)	(17,872)
Total New York	211,038	188,968	211,138	422,176	431,527

Other:
theMART	18,412	17,803	18,107	36,519	38,916
555 California Street	16,038	14,837	16,064	32,102	30,068
Other investments	4,079	1,032	4,799	8,878	3,042
Total Other	38,529	33,672	38,970	77,499	72,026

NOI at share	$249,567	$222,640	$250,108	$499,675	$503,553
____________________
(1)    The three and six months ended June 30, 2020 include $13,220 of non-cash write-offs of receivables arising from the straight-lining of rents, primarily for the New York & Company, Inc. lease at 330 West 34th Street and $940 of write-offs of tenant receivables deemed uncollectible.
(2)    The three and six months ended June 30, 2020 include $20,436 of non-cash write-offs of receivables arising from the straight-lining of rents, primarily for the JCPenney lease at Manhattan Mall and $6,731 of write-offs of tenant receivables deemed uncollectible.

NET OPERATING INCOME AT SHARE - CASH BASIS BY SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2021
	2021	2020		2021	2020
NOI at share - cash basis:
New York:
Office(1)	$167,322	$175,438	$167,096	$334,418	$362,473
Retail(2)	36,214	38,913	34,876	71,090	87,954
Residential	3,751	5,504	4,011	7,762	11,363
Alexander's	9,848	10,581	11,349	21,197	21,675
Hotel Pennsylvania	(5,556)	(8,525)	(7,167)	(12,723)	(17,889)
Total New York	211,579	221,911	210,165	421,744	465,576

Other:
theMART	19,501	17,765	17,840	37,341	40,470
555 California Street	14,952	15,005	15,855	30,807	30,440
Other investments	4,381	2,149	5,050	9,431	4,333
Total Other	38,834	34,919	38,745	77,579	75,243

NOI at share - cash basis	$250,413	$256,830	$248,910	$499,323	$540,819
____________________
(1)    The three and six months ended June 30, 2020 include $940 of write-offs of tenant receivables deemed uncollectible.
(2)    The three and six months ended June 30, 2020 include $6,731 of write-offs of tenant receivables deemed uncollectible.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	theMART	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended June 30, 2021 compared to June 30, 2020	13.6%	14.9%	3.4%	8.9%
Six months ended June 30, 2021 compared to June 30, 2020	1.3%	1.5%	(5.1)%	6.7%
Three months ended June 30, 2021 compared to March 31, 2021	(1.0)%	(1.3)%	1.7%	(0.2)%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended June 30, 2021 compared to June 30, 2020	0.5%	(0.2)%	9.8%	(0.3)%
Six months ended June 30, 2021 compared to June 30, 2020	(3.6)%	(3.7)%	(6.8)%	1.6%
Three months ended June 30, 2021 compared to March 31, 2021	0.4%	0.1%	9.3%	(5.7)%
________________________________
(1)See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

NOI AT SHARE BY REGION (NON-GAAP) (unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2021	2020	2021	2020
Region:
New York City metropolitan area	86%	85%	86%	86%
Chicago, IL	7%	8%	7%	8%
San Francisco, CA	7%	7%	7%	6%
	100%	100%	100%	100%

PRO FORMA NOI AT SHARE - CASH BASIS - TRAILING TWELVE MONTHS (NON-GAAP) (unaudited)
(Amounts in thousands)
	For the Trailing Twelve Months Ended June 30, 2021			For the Trailing Twelve Months Ended March 31, 2021
	NOI at Share - Cash Basis	BMS NOI	Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$663,700	$(22,591)	$641,109	$651,273
theMART	73,122	—	73,122	71,386
555 California Street	61,284	—	61,284	61,337
Total Office	798,106	(22,591)	775,515	783,996
New York - Retail	141,822	—	141,822	144,521
New York - Residential	15,768	—	15,768	17,521
	$955,696	$(22,591)	$933,105	$946,038

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF JUNE 30, 2021 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)		Amount Expended		Remainder to be Expended	Stabilization Year
Farley (95% interest)	New York	844,000	1,120,000	(2)	875,965	(2)	244,035	2022	6.4%
PENN 2 - as expanded(3)	New York	1,795,000	750,000		109,646		640,354	2025	9.0%
PENN 1 (including LIRR Concourse Retail)(4)	New York	2,546,000	450,000		262,417		187,583	N/A	12.2%	(4)(5)
Districtwide Improvements	New York	N/A	100,000		29,993		70,007	N/A	N/A
Total Active PENN District Projects			2,420,000		1,278,021		1,141,979		8.0%
________________________________
(1)Excluding debt and equity carry.
(2)Net of 154,000 of historic tax credit investor contributions, of which 88,000 has been funded to date (at our 95% share).
(3)PENN 2 estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2021	2022
Square feet out of service at end of year	1,190,000	1,210,000
Year-over-year reduction in Cash Basis NOI(i)	(19,000)	—
Year-over-year reduction in FFO(ii)	(7,000)	—
________________________________
(i)    After capitalization of real estate taxes and operating expenses on space out of service.
(ii)    Net of capitalized interest on space out of service under redevelopment.

(4)    Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 12.2% projected return is before the ground rent reset in 2023, which may be material.
(5)    Achieved as existing leases roll; approximate average remaining lease term 5 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF JUNE 30, 2021 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft.
Hotel Pennsylvania site	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(1)	New York	280,000

Undeveloped Land
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		585,000
____________________
(1)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended June 30, 2021
Total square feet leased	322	18	114	51
Our share of square feet leased:	292	17	114	35
Initial rent(1)	$85.54	$108.27	$50.30	$114.31
Weighted average lease term (years)	8.4	13.4	6.5	4.3
Second generation relet space:
Square feet	218	—	111	35
GAAP basis:
Straight-line rent(2)	$82.10	$—	$44.01	$103.52
Prior straight-line rent	$87.48	$—	$44.84	$74.72
Percentage (decrease) increase	(6.1)%	—%	(1.9)%	38.5%
Cash basis (non-GAAP):
Initial rent(1)	$87.90	$—	$50.48	$114.31
Prior escalated rent	$91.90	$—	$48.82	$83.60
Percentage (decrease) increase	(4.4)%	—%	3.4%	36.7%
Tenant improvements and leasing commissions:
Per square foot	$116.29	$115.20	$14.89	$12.22
Per square foot per annum	$13.84	$8.60	$2.29	$2.84
Percentage of initial rent	16.2%	7.9%	4.6%	2.5%
________________________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Six Months Ended June 30, 2021
Total square feet leased	530	64	199	51
Our share of square feet leased:	439	53	199	36
Initial rent(1)	$83.46	$207.84	$51.35	$115.12
Weighted average lease term (years)	10.8	10.4	5.1	4.3
Second generation relet space:
Square feet	272	12	194	36
GAAP basis:
Straight-line rent(2)	$80.02	$408.47	$46.07	$104.21
Prior straight-line rent	$83.80	$308.90	$47.49	$76.00
Percentage (decrease) increase	(4.5)%	32.2%	(3.0)%	37.1%
Cash basis (non-GAAP):
Initial rent(1)	$85.26	$393.61	$51.38	$115.12
Prior escalated rent	$88.46	$359.64	$51.03	$85.08
Percentage (decrease) increase	(3.6)%	9.4%	0.7%	35.3%
Tenant improvements and leasing commissions:
Per square foot	$131.60	$134.24	$12.37	$12.15
Per square foot per annum	$12.19	$12.91	$2.43	$2.83
Percentage of initial rent	14.6%	6.2%	4.7%	2.5%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	18,000		$1,330,000	$73.89	0.1%

	Third Quarter 2021	83,000		6,131,000	73.87	0.6%
	Fourth Quarter 2021	187,000		10,951,000	58.56	1.0%
	Total 2021	270,000		17,082,000	63.27	1.6%
	First Quarter 2022	200,000		9,583,000	47.92	0.9%
	Second Quarter 2022	238,000		18,790,000	78.95	1.8%
	Remaining 2022	268,000		19,537,000	72.90	1.9%
	2023	1,859,000		162,226,000	87.27	15.4%
	2024	1,418,000		114,573,000	80.80	10.9%
	2025	817,000		64,297,000	78.70	6.1%
	2026	1,419,000		105,761,000	74.53	10.0%
	2027	1,142,000		82,066,000	71.86	7.8%
	2028	914,000		62,618,000	68.51	5.9%
	2029	660,000		54,829,000	83.07	5.2%
	2030	599,000		46,930,000	78.35	4.4%
	2031	834,000		71,894,000	86.20	6.8%
	Thereafter	3,270,000	(2)	223,374,000	68.31	21.2%

Retail:	Month to Month	19,000		$1,065,000	$56.05	0.4%

	Third Quarter 2021	14,000		1,443,000	103.07	0.6%
	Fourth Quarter 2021	29,000		4,814,000	166.00	1.9%
	Total 2021	43,000		6,257,000	145.51	2.5%
	First Quarter 2022	99,000		3,540,000	35.76	1.4%
	Second Quarter 2022	1,000		138,000	138.00	0.1%
	Remaining 2022	11,000		2,919,000	265.36	1.1%
	2023	33,000		23,355,000	707.73	9.0%
	2024	194,000		43,369,000	223.55	16.7%
	2025	40,000		12,475,000	311.88	4.8%
	2026	68,000		24,393,000	358.72	9.4%
	2027	19,000		14,639,000	770.47	5.7%
	2028	27,000		13,145,000	486.85	5.1%
	2029	46,000		19,280,000	419.13	7.4%
	2030	156,000		21,264,000	136.31	8.2%
	2031	162,000		29,357,000	181.22	11.3%
	Thereafter	202,000		43,774,000	216.70	16.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	4,000	$108,000	$27.00	0.1%

	Third Quarter 2021	26,000	1,245,000	47.88	0.8%
	Fourth Quarter 2021	135,000	6,191,000	45.86	3.9%
	Total 2021	161,000	7,436,000	46.19	4.7%
	First Quarter 2022	59,000	3,163,000	53.61	2.0%
	Second Quarter 2022	22,000	1,557,000	70.77	1.0%
	Remaining 2022	411,000	18,591,000	48.29	11.8%
	2023	307,000	15,887,000	51.75	10.1%
	2024	248,000	13,303,000	53.64	8.4%
	2025	347,000	19,201,000	55.33	12.2%
	2026	289,000	15,127,000	52.34	9.6%
	2027	174,000	8,951,000	51.44	5.7%
	2028	642,000	28,981,000	45.14	18.3%
	2029	94,000	4,209,000	44.78	2.7%
	2030	15,000	837,000	55.80	0.5%
	2031	294,000	13,100,000	44.56	8.3%
	Thereafter	157,000	7,207,000	45.90	4.6%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	—%

	Third Quarter 2021	—	—	—	—%
	Fourth Quarter 2021	—	—	—	—%
	Total 2021	—	—	—	—%
	First Quarter 2022	—	—	—	—%
	Second Quarter 2022	—	—	—	—%
	Remaining 2022	13,000	1,374,000	105.69	1.3%
	2023	133,000	10,409,000	78.26	10.2%
	2024	57,000	5,508,000	96.63	5.4%
	2025	282,000	24,294,000	86.15	23.8%
	2026	238,000	22,871,000	96.10	22.4%
	2027	65,000	5,877,000	90.42	5.7%
	2028	20,000	1,600,000	80.00	1.6%
	2029	78,000	7,333,000	94.01	7.2%
	2030	106,000	10,612,000	100.11	10.4%
	2031	—	—	—	—%
	Thereafter	173,000	12,357,000	71.43	12.0%
________________________________
(1)    Excludes storage, vacancy and other.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$36,056	$65,173	$93,226
Tenant improvements	46,644	65,313	98,261
Leasing commissions	13,082	18,626	18,229
Recurring tenant improvements, leasing commissions and other capital expenditures	95,782	149,112	209,716
Non-recurring capital expenditures(1)	6,213	64,624	30,374
Total capital expenditures and leasing commissions	$101,995	$213,736	$240,090

	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$115,432	$239,427	$265,455
PENN 1	81,924	105,392	51,168
PENN 2	31,259	76,883	28,719
220 CPS	13,764	119,763	181,177
345 Montgomery Street	2,860	16,661	29,441
Other	24,137	43,794	93,096
	$269,376	$601,920	$649,056
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)
	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$29,076	$53,543	$80,416
Tenant improvements	41,804	52,763	84,870
Leasing commissions	5,991	14,612	16,316
Recurring tenant improvements, leasing commissions and other capital expenditures	76,871	120,918	181,602
Non-recurring capital expenditures(1)	6,155	64,414	28,269
Total capital expenditures and leasing commissions	$83,026	$185,332	$209,871

	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail	$115,432	$239,427	$265,455
PENN 1	81,924	105,392	51,168
PENN 2	31,259	76,883	28,719
Other	23,694	39,746	86,593
	$252,309	$461,448	$431,935
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$2,820	$7,627	$9,566
Tenant improvements	3,709	5,859	9,244
Leasing commissions	271	3,173	827
Recurring tenant improvements, leasing commissions and other capital expenditures	6,800	16,659	19,637
Non-recurring capital expenditures(1)	58	210	332
Total capital expenditures and leasing commissions	$6,858	$16,869	$19,969

	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$—	$3,063	$476
Other	443	948	1,846
	$443	$4,011	$2,322
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)
	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for capital expenditures:
Expenditures to maintain assets	$4,160	$4,003	$3,244
Tenant improvements	1,131	6,691	4,147
Leasing commissions	6,820	841	1,086
Recurring tenant improvements, leasing commissions and other capital expenditures	12,111	11,535	8,477
Non-recurring capital expenditures(1)	—	—	1,773
Total capital expenditures and leasing commissions	$12,111	$11,535	$10,250

	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$2,860	$16,661	$29,441
Other	—	—	3,896
	$2,860	$16,661	$33,337
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)
	Six Months Ended June 30, 2021
		Year Ended December 31,
		2020	2019
Amounts paid for development and redevelopment expenditures:
220 CPS	$13,764	$119,763	$181,177
Other	—	37	285
	$13,764	$119,800	$181,462

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at June 30, 2021	Company's Carrying Amount		Company's Pro rata Share of Debt(1)	100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,776,891		$461,461	$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	83,892		377,312	1,164,544	Various	Various	Various

Partially owned office buildings/land:
280 Park Avenue	Office/Retail	50.0%	104,949		600,000	1,200,000	09/24	L+173	1.81%
650 Madison Avenue	Office/Retail	20.1%	97,034		161,024	800,000	12/29	N/A	3.49%
512 West 22nd Street	Office/Retail	55.0%	62,315		67,688	123,069	06/24	L+200	2.08%
West 57th Street properties	Office/Retail/Land	50.0%	43,612		10,000	20,000	12/22	L+160	1.69%
One Park Avenue	Office/Retail	55.0%(3)	35,140		288,750	525,000	03/26	L+111	1.18%
825 Seventh Avenue	Office	50.0%	9,062		21,036	42,073	07/23	L+165	1.78%
61 Ninth Avenue	Office/Retail	45.1%	3,497		75,543	167,500	01/26	L+135	1.44%
Other	Office/Retail	Various	5,854		17,465	50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	57,715		338,175	675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	32,800		18,838	37,368	06/22	L+195	2.04%
Other	Various	Various	42,640		91,906	580,711	Various	Various	Various
			$3,355,401		$2,529,198	$6,335,415

7 West 34th Street	Office/Retail	53.0%	(58,214)	(4)	159,000	300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(18,780)	(4)	311,875	625,000	12/26	N/A	4.55%
			$(76,994)		$470,875	$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue included in Fifth Avenue and Times Square JV.
(2)Represents the extended maturity for certain loans for which we have the unilateral right to extend.
(3)On July 20, 2021, pursuant to a right of first offer, we entered into an agreement to increase our ownership interest in One Park Avenue to 100.0% by acquiring our joint venture partner's, Canada Pension Plan Investment Board ("CPP Investments"), 45.0% ownership interest in the property. The purchase price values the property at $875,000. We will pay approximately $158,000 in cash and assume CPP Investments' share of the $525,000 mortgage loan. We expect to complete the purchase in the third quarter of 2021.
(4)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2021	Our Share of Net Income (Loss) for the Three Months Ended June 30,			Our Share of NOI (non-GAAP) for the Three Months Ended June 30,
		2021		2020	2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income(1)	51.5%	$10,037		$441	$30,853	$26,481
Return on preferred equity, net of our share of the expense		9,329		9,330	—	—
Non-cash impairment loss		—		(306,326)	—	—
		19,366		(296,555)	30,853	26,481
Alexander's	32.4%	8,325	(2)	3,929	9,069	8,331
One Park Avenue	55.0%	4,678		1,596	7,335	4,273
85 Tenth Avenue	49.9%	(2,872)		(1,821)	2,306	3,503
Independence Plaza	50.1%	(1,842)		(329)	3,991	5,323
280 Park Avenue	50.0%	1,426		1,074	9,695	9,381
7 West 34th Street	53.0%	1,125		1,081	3,643	3,591
650 Madison Avenue	20.1%	(953)		(524)	2,680	2,759
61 Ninth Avenue	45.1%	825		659	1,840	1,644
West 57th Street properties	50.0%	(299)		(349)	(19)	(81)
512 West 22nd Street	55.0%	(253)		(911)	1,483	772
Other, net	Various	20		(209)	1,524	1,074
		29,546		(292,359)	74,400	67,051

Other:
Alexander's corporate fee income	32.4%	1,962	(2)	1,222	1,107	636
Rosslyn Plaza	43.7% to 50.4%	334		74	994	1,194
Other, net	Various	(416)		(810)	734	606
		1,880		486	2,835	2,436

Total		$31,426		$(291,873)	$77,235	$69,487
________________________________
(1)2020 includes $4,737 of write-offs of lease receivables deemed uncollectible.
(2)On June 4, 2021, Alexander's completed the sale of a parcel of land in the Bronx, New York for $10,000. As a result of the sale, we recognized our $2,956 share of the net gain and also received a $300 sales commission from Alexander's.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at June 30, 2021	Our Share of Net Income (Loss) for the Six Months Ended June 30,			Our Share of NOI (non-GAAP) for the Six Months Ended June 30,
		2021		2020	2021	2020
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income(1)	51.5%	$19,643		$5,937	$61,668	$59,695
Return on preferred equity, net of our share of the expense		18,555		18,496	—	—
Non-cash impairment loss		—		(306,326)	—	—
		38,198		(281,893)	61,668	59,695
Alexander's	32.4%	14,054	(2)	5,345	19,558	18,823
One Park Avenue	55.0%	9,759		3,448	14,656	9,249
85 Tenth Avenue	49.9%	(5,520)		(2,811)	4,793	8,316
Independence Plaza	50.1%	(3,269)		(164)	8,286	11,062
280 Park Avenue	50.0%	2,764		247	19,366	18,137
7 West 34th Street	53.0%	2,261		2,104	7,307	7,144
61 Ninth Avenue	45.1%	1,584		1,459	3,619	3,613
650 Madison Avenue	20.1%	(981)		(896)	5,909	5,593
West 57th Street properties	50.0%	(690)		(584)	(123)	8
512 West 22nd Street	55.0%	(407)		(849)	3,011	1,757
Other, net	Various	357		(461)	3,123	2,062
		58,110		(275,055)	151,173	145,459

Other:
Alexander's corporate fee income	32.4%	2,537	(2)	2,482	1,270	1,306
Rosslyn Plaza	43.7% to 50.4%	732		238	2,090	2,478
Other, net	Various	(880)		(435)	1,458	2,125
		2,389		2,285	4,818	5,909

Total		$60,499		$(272,770)	$155,991	$151,368
________________________________
(1)2020 includes $4,737 of write-offs of lease receivables deemed uncollectible during the second quarter of 2020.
(2)On June 4, 2021, Alexander's completed the sale of a parcel of land in the Bronx, New York for $10,000. As a result of the sale, we recognized our $2,956 share of the net gain and also received a $300 sales commission from Alexander's.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			June 30, 2021
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,585,015
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			575,000
			8,160,015
Pro rata share of debt of non-consolidated entities			3,000,073
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,478,029	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
			1,224,035	(B)

	Converted Shares	June 30, 2021 Common Share Price
Equity:
Common shares	191,561	$46.67	8,940,152
Class A units	12,742	46.67	594,669
Convertible share equivalents:
Equity awards - unit equivalents	1,191	46.67	55,584
D-13 preferred units	1,000	46.67	46,670
G1-G4 units	75	46.67	3,500
Series A preferred shares	26	46.67	1,213
			9,641,788	(C)
Total Market Capitalization (A+B+C)			$21,343,852
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020
High price	$50.91	$49.50	$43.35	$39.98
Low price	$44.12	$35.02	$29.79	$31.36
Closing price - end of quarter	$46.67	$45.39	$37.34	$33.71

Annualized quarterly dividend per share	$2.12	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	4.5%	4.7%	5.7%	6.3%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,595	206,600	206,304	206,438

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$9.6 Billion	$9.4 Billion	$7.7 Billion	$7.0 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of June 30, 2021
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,160,015	2.60%	$3,070,015	1.62%	$5,090,000	3.19%
Pro rata share of debt of non-consolidated entities	3,000,073	2.66%	1,545,141	1.65%	1,454,932	3.73%
Total	11,160,088	2.62%	4,615,156	1.63%	6,544,932	3.31%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)		(285,000)
Company's pro rata share of total debt	$10,478,029	2.62%	$4,218,097	1.60%	$6,259,932	3.31%

Debt Covenant Ratios:(2)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	45%	Less than 60%	35%
Secured debt/total assets	Less than 50%	30%	Less than 50%	25%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.73		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.59
Unencumbered assets/unsecured debt	Greater than 150%	377%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	20%
Unencumbered coverage ratio		N/A	Greater than 1.50	4.94

Unencumbered EBITDA (non-GAAP)(2):
Q2 2021 Annualized
New York	$180,996
Other	98,852
Total	$279,848
________________________________
(1)See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.
(2)Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

CONSOLIDATED DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2021	2022	2023	2024	2025	Thereafter	Total
770 Broadway	03/22	L+175	1.83%		$—	$700,000	$—	$—	$—	$—	$700,000
1290 Avenue of the Americas	11/22		3.34%		—	950,000	—	—	—	—	950,000
$800 Million unsecured term loan	02/24		3.70%	(2)	—	—	—	800,000	—	—	800,000
435 Seventh Avenue - retail	02/24	L+130	1.38%		—	—	—	95,696	—	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	1.00%		—	—	—	575,000	—	—	575,000
100 West 33rd Street - office and retail	04/24	L+155	1.63%		—	—	—	580,000	—	—	580,000
150 West 34th Street	05/24	L+188	1.96%		—	—	—	205,000	—	—	205,000
606 Broadway	09/24	L+180	1.88%		—	—	—	74,119	—	—	74,119
33-00 Northern Boulevard	01/25		4.14%	(3)	—	—	—	—	100,000	—	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	450,000	—	450,000
4 Union Square South - retail	08/25	L+140	1.49%		—	—	—	—	120,000	—	120,000
PENN 11	10/25		3.03%	(4)	—	—	—	—	500,000	—	500,000
888 Seventh Avenue	12/25	L+170	1.79%		—	—	—	—	310,200	—	310,200
$1.25 Billion unsecured revolving credit facility	04/26	L+90	—%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%		—	—	—	—	—	400,000	400,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
555 California Street	05/28		2.19%	(5)	—	—	—	—	—	1,200,000	1,200,000
909 Third Avenue	04/31		3.23%		—	—	—	—	—	350,000	350,000
Senior unsecured notes due 2031	06/31		3.40%		—	—	—	—	—	350,000	350,000
					$—	$1,650,000	$—	$2,329,815	$1,480,200	$2,700,000	$8,160,015

Weighted average rate					—%	2.70%	—%	2.21%	2.86%	2.73%	2.60%

Fixed rate debt					$—	$950,000	$—	$750,000	$1,050,000	$2,340,000	$5,090,000
Fixed weighted average rate expiring					—%	3.34%	—%	3.87%	3.33%	2.84%	3.19%
Floating rate debt					$—	$700,000	$—	$1,579,815	$430,200	$360,000	$3,070,015
Floating weighted average rate expiring					—%	1.83%	—%	1.42%	1.70%	2.01%	1.62%
________________________________
(1)Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.10% as of June 30, 2021). The entire $800,000 will float thereafter for the duration of the loan.
(3)Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (1.89% as of June 30, 2021).
(4)Pursuant to an existing swap agreement, the loan bears interest at 3.03% through March 2024. The rate was swapped from LIBOR plus 2.75% (2.83% as of June 30, 2021).
(5)Pursuant to an existing swap agreement, our $840,000 share of the loan bears interest at a fixed rate of 2.26% through May 2024, and the balance of $360,000 floats at a rate of LIBOR plus 1.93% (2.01% as of June 30, 2021). The entire $1,200,000 will float thereafter for the duration of the loan.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Revenues At Share (non-GAAP)	% of Annualized Revenues At Share (non-GAAP)(1)
Facebook(2)	757,653	$80,222	4.3%
IPG and affiliates	967,552	63,640	3.4%
Bloomberg L.P.	304,385	38,361	2.0%
Google/Motorola Mobility (guaranteed by Google)	729,828	37,726	2.0%
Equitable Financial Life Insurance Company	336,644	35,679	1.9%
Verizon Media Group	327,138	32,598	1.7%
Swatch Group USA	14,949	32,247	1.7%
Amazon (including its Whole Foods subsidiary)	312,694	29,264	1.6%
The City of New York	583,275	25,510	1.4%
Neuberger Berman Group LLC	306,612	25,313	1.3%
Madison Square Garden & Affiliates	409,215	23,969	1.3%
AMC Networks, Inc.	326,717	23,439	1.2%
Bank of America	247,459	23,435	1.2%
New York University	347,945	23,205	1.2%
LVMH Brands	65,060	20,931	1.1%
Apple	336,755	19,448	1.0%
Victoria's Secret (guaranteed by L Brands, Inc.)	33,156	18,520	1.0%
PwC	241,196	18,000	1.0%
Macy's	250,350	16,878	0.9%
Fast Retailing (Uniqlo)	47,167	13,493	0.7%
Cushman & Wakefield	127,485	13,072	0.7%
Citadel	119,421	12,046	0.6%
Foot Locker	149,987	11,640	0.6%
Hollister	11,302	11,187	0.6%
Kirkland & Ellis LLP	106,751	10,738	0.6%
Forest Laboratories	168,673	10,546	0.6%
Axon Capital	93,127	10,497	0.6%
Alston & Bird LLP	126,872	10,256	0.5%
Manufacturers & Traders Trust	102,622	10,221	0.5%
WSP USA	172,666	10,013	0.5%
			37.7%
________________________________
(1)See reconciliation of our annualized revenue at share on page xiv in the Appendix.
(2)Excludes Facebook lease at Farley Office for 730,000 square feet (694,000 at our share) not yet commenced.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,605	17,536	2,027	15,326	—	183	—
Retail	2,686	2,200	452	—	1,748	—	—
Residential - 1,682 units	1,523	791	—	—	—	—	791
Alexander's (32.4% interest), including 312 residential units	2,455	795	76	297	340	—	82
	27,269	21,322	2,555	15,623	2,088	183	873

Other:
theMART	3,900	3,891	208	2,055	100	1,312	216
555 California Street (70% interest)	1,818	1,274	55	1,186	33	—	—
Other	2,845	1,346	192	212	831	—	111
	8,563	6,511	455	3,453	964	1,312	327

Total square feet at June 30, 2021	35,832	27,833	3,010	19,076	3,052	1,495	1,200

Total square feet at March 31, 2021	37,228	29,230	4,498	18,981	3,055	1,495	1,201

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at June 30, 2021	2,806	19	8,059

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
June 30, 2021	90.0%	89.1%	97.8%
March 31, 2021	91.6%	88.9%	97.8%
December 31, 2020	92.2%	89.5%	98.4%
June 30, 2020	95.2%	91.4%	99.0%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
June 30, 2021	1,994	959	92.1%	$3,741
March 31, 2021	1,995	960	90.5%	$3,772
December 31, 2020	1,995	960	84.9%	$3,711
June 30, 2020	1,996	960	90.4%	$3,837

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse Retail	—	(1)	2023	2098	Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,254		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000		2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	TBD	(2)	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,734		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328		None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,553		None	2115	Rent increases in April 2023 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)FMV rent reset for 30-year renewal term is in arbitration and, when finalized, will be retroactively applied to January 1, 2021. The prior rent was $1,906 per annum at share.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**									Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc.*,
-Office	100.0%	82.2%	$69.40	2,281,000	2,112,000	169,000			United Healthcare Services, Inc., Siemens Mobility, WSP USA
-Retail	100.0%	100.0%	288.29	265,000	35,000	230,000			Bank of America, Starbucks
	100.0%	82.4%	72.97	2,546,000	2,147,000	399,000	$—

PENN 2
-Office	100.0%	100.0%	57.52	1,577,000	413,000	1,164,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	206.68	43,000	15,000	28,000			Chase Manhattan Bank
	100.0%	100.0%	62.74	1,620,000	428,000	1,192,000	575,000	(3)

PENN 11
									Apple, Madison Square Garden, AMC Networks, Inc.,
-Office	100.0%	100.0%	65.46	1,113,000	1,113,000	—			TIBCO Software Inc., Macy's
-Retail	100.0%	85.1%	140.83	40,000	40,000	—			PNC Bank National Association, Starbucks
	100.0%	99.4%	67.71	1,153,000	1,153,000	—	500,000

100 West 33rd Street
-Office	100.0%	100.0%	66.01	859,000	859,000	—	398,402		IPG and affiliates

Manhattan Mall
-Retail	100.0%	6.2%	160.14	256,000	256,000	—	181,598		Aeropostale, Starbucks

330 West 34th Street
(65.2% ground leased through 2149)**									Structure Tone,
-Office	100.0%	73.8%	73.77	703,000	703,000	—			Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	53.6%	140.90	21,000	21,000	—			Starbucks
	100.0%	73.4%	74.78	724,000	724,000	—	50,150	(4)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	76.83	458,000	458,000	—			Amazon
-Retail	53.0%	89.2%	367.58	19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	87.45	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	—%	—	10,000	10,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	120.52	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet				Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$95.52		3,000		3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	56.74		23,000		23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	181.02		16,000		16,000	—	—

Total PENN District					7,816,000		6,225,000	1,591,000	2,305,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, Forest Laboratories,
-Office	100.0%	96.7%	63.05	(5)	1,350,000		1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
										United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	84.8%	77.76		541,000		541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000		3,000	—
	100.0%	84.4%	77.71		544,000		544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	255.98		22,000		10,000	12,000	—	Orangetheory Fitness, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	102.04		7,000		7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	171.82		7,000		7,000	—	—	Wells Fargo

Total Midtown East					1,930,000		1,918,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	89.9%	95.60		872,000		872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	164.31		15,000		15,000	—		Redeye Grill L.P.
	100.0%	90.0%	96.28		887,000		887,000	—	310,200

57th Street - 2 buildings
-Office	50.0%	80.7%	60.08		81,000		81,000	—
-Retail	50.0%	100.0%	131.79		22,000		22,000	—
	50.0%	83.9%	74.32		103,000		103,000	—	20,000

825 Seventh Avenue
-Office	50.0%	44.6%	59.53		168,000	168,000	168,000	—		Young Adult Institute Inc.*
-Retail	100.0%	48.6%	72.57		4,000		4,000	—
	51.2%	44.7%	59.86		172,000	172,000	172,000	—	42,073

Total Midtown West					1,162,000		1,162,000	—	372,273

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.2%	$105.81	1,235,000	1,235,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	81.33	28,000	28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	97.3%	105.25	1,263,000	1,263,000	—	$1,200,000

350 Park Avenue								Citadel, Kissinger Associates Inc., Marshall Wace North America,
-Office	100.0%	75.4%	102.84	561,000	561,000	—		M&T Bank, Square Mile Capital Management
-Retail	100.0%	91.5%	263.23	18,000	18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	75.8%	108.71	579,000	579,000	—	400,000

Total Park Avenue				1,842,000	1,842,000	—	1,600,000
Grand Central:
90 Park Avenue								Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	100.0%	78.93	938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	161.06	18,000	18,000	—		Citibank, Starbucks
	100.0%	99.5%	80.03	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	51.5%	226.62	66,000	66,000	—	—	The North Face

Total Grand Central				1,022,000	1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue								Fidelity Investments, Abbott Capital Management*,
-Office	52.0%	76.3%	103.85	246,000	246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	96.1%	1,007.28	69,000	69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	79.4%	270.03	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	506.02	114,000(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue								LVMH Moet Hennessy Louis Vuitton Inc.*
-Office	100.0%	76.0%	81.02	299,000	299,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	89.1%	750.18	32,000	32,000	—		Fendi, Berluti, Christofle Silver Inc.*
	100.0%	76.9%	130.43	331,000	331,000	—	—

650 Madison Avenue								Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	91.8%	113.51	564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	967.63	37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain
	20.1%	92.2%	149.95	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	94.13	81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,594.54	17,000	17,000	—		MAC Cosmetics
	52.0%	85.3%	156.15	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.50	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,379.04	26,000	26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,542,000	1,542,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$103.07	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	70.20	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	100.54	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management LLC, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	66.08	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	90.6%	89.42	78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	55.0%	99.2%	67.81	943,000	943,000	—	525,000

4 Union Square South
-Retail	100.0%	99.3%	121.95	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	100.0%	95.83	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,365,000	2,365,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP
-Office	70.0%	100.0%	89.37	2,043,000	2,043,000	—		Fubotv Inc*
-Retail	70.0%	84.1%	289.34	77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.6%	94.00	2,120,000	2,120,000	—	950,000

Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	81.0%	54.28	246,000	246,000	—		Safety National Casualty Corp, Fortune Media Corp.
-Retail	100.0%	100.0%	118.82	5,000	5,000	—		TD Bank
	100.0%	81.3%	55.76	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	298.35	69,000	13,000	56,000		Madewell, J. Crew
-Residential (10 units)	100.0%	90.0%		20,000	20,000	—
	100.0%			89,000	33,000	56,000	—

606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	119.01	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	655.37	6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	189.55	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	—%	—	16,000	16,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
304 Canal Street
-Retail	100.0%	100.0%	$47.79	4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	$—

334 Canal Street
-Retail	100.0%	100.0%	30.36	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			14,000	14,000	—	—

155 Spring Street
-Retail	100.0%	87.3%	128.05	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	72.7%	243.32	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	298.49	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	—%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				233,000	177,000	56,000	74,119

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	170.65	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,103.60	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.43	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.2%	411.44	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	64.7%	43.14	18,000	18,000	—	—

677-679 Madison Avenue
-Retail	100.0%	—%	—	8,000	8,000	—
-Residential (8 units)	100.0%	50.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	187.11	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	100.0%	581.93	14,000	14,000	—		Armani
-Residential (4 units)	100.0%	100.0%		10,000	10,000	—
	100.0%			24,000	24,000	—	—

Total Upper East Side				78,000	78,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	92.0%	$36.46	471,000	471,000	—	$100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	51.92	184,000	184,000	—	—	The City of New York

85 Tenth Avenue
-Office	49.9%	61.4%	96.42	584,000	584,000	—		Google, Telehouse International Corp., L-3 Communications
-Retail	49.9%	72.0%	72.17	43,000	43,000	—		L'Atelier
	49.9%	62.1%	94.67	627,000	627,000	—	625,000

537 West 26th Street
-Retail	100.0%	—	—	17,000	—	17,000	—	The Chelsea Factory Inc.*

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	130.25	155,000	155,000	—		Aetna Life Insurance Company
-Retail	45.1%	55.1%	356.72	37,000	37,000	—		Starbucks
	45.1%	94.5%	146.54	192,000	192,000	—	167,500

512 West 22nd Street								Warner Media, Next Jump, Pura Vida Investments*,
-Office	55.0%	63.4%	120.44	164,000	164,000	—		Capricorn Investment Group*
-Retail	55.0%	100.0%	98.32	8,000	8,000	—		Galeria Nara Roesler, Harper's Books*
	55.0%	65.1%	118.86	172,000	172,000	—	123,069

Total Chelsea/Meatpacking District				1,192,000	1,175,000	17,000	915,569

Upper West Side:
50-70 W 93rd Street
-Residential (324 units)	49.9%	94.1%	—	283,000	283,000	—	83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	93.3%		1,185,000	1,185,000	—
-Retail	50.1%	100.0%	66.98	73,000	64,000	9,000		Duane Reade
	50.1%			1,258,000	1,249,000	9,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	68.57	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,266,000	1,257,000	9,000	675,000
New Jersey:
Paramus
-Office	100.0%	85.2%	24.89	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
Farley Office and Retail (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000		Facebook*
-Retail	95.0%	100.0%	429.44	114,000	5,000	109,000		Duane Reade*, Magnolia Bakery, Starbucks, Birch Coffee*, H&H Bagels*
	95.0%	100.0%	429.44	844,000	5,000	839,000	$—

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		91.0%	$80.86	20,605,000	18,542,000	2,063,000	$8,636,394

Vornado's Ownership Interest		91.1%	$78.08	17,536,000	15,509,000	2,027,000	$5,970,908

New York Retail:

Total		80.6%	$264.82	2,686,000	2,225,000	461,000	$1,126,413

Vornado's Ownership Interest		77.3%	$221.43	2,200,000	1,748,000	452,000	$840,890

New York Residential:

Total		91.6%		1,523,000	1,523,000	—	$758,500

Vornado's Ownership Interest		92.1%		791,000	791,000	—	$379,841

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$125.92	939,000	916,000	23,000	$500,000	Bloomberg
-Retail	32.4%	83.5%	229.61	141,000	141,000	—	300,000	The Home Depot, Hutong
	32.4%	98.1%	136.21	1,080,000	1,057,000	23,000	800,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	48.87	338,000	260,000	78,000	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	84.6%	63.97	615,000	480,000	135,000	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	31.29	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	82.7%		255,000	255,000	—	94,000

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA)(8)	32.4%	100.0%		—	—	—	68,000	IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%			—	—	—	—

Total Alexander's	32.4%	95.2%	98.72	2,455,000	2,219,000	236,000	1,164,544

Total New York		90.5%	$97.47	27,269,000	24,509,000	2,760,000	$11,685,851

Vornado's Ownership Interest		90.0%	$90.26	21,322,000	18,767,000	2,555,000	$7,568,951
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents contractual debt obligations.
(3)Secured amount outstanding on revolving credit facilities.
(4)Amount represents debt on land which is owned 34.8% by Vornado.
(5)Excludes US Post Office lease for 492,000 square feet.
(6)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(7)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(8)On May 13, 2021, Alexander's received notice from IKEA Property, Inc. of its election to exercise its purchase option of this property. Alexander's anticipates the closing of the sale in the fourth quarter of 2021.

OTHER SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	88.3%	$45.09	2,055,000	2,055,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	89.9%	54.64	1,528,000	1,528,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	89.5%	53.36	90,000	90,000	—
	100.0%	89.0%	49.32	3,673,000	3,673,000	—	$—

Other (2 properties)	50.0%	100.0%	47.39	19,000	19,000	—	30,242
Total theMART, Chicago				3,692,000	3,692,000	—	30,242

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	—	208,000	—

Total theMART		89.1%	$49.31	3,900,000	3,692,000	208,000	$30,242

Vornado's Ownership Interest		89.1%	$49.31	3,891,000	3,683,000	208,000	$15,121

555 California Street:
555 California Street	70.0%	97.4%	$88.91	1,505,000	1,505,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	80.89	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%			78,000	—	78,000	—

Total 555 California Street		97.8%	$87.80	1,818,000	1,740,000	78,000	$1,200,000

Vornado's Ownership Interest		97.8%	$87.80	1,274,000	1,219,000	55,000	$840,000

________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	65.8%	$50.23	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	99.5%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$37,368

Fashion Centre Mall	7.5%	89.0%	37.35	868,000	868,000	—	—	412,700	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	55.32	170,000	170,000	—	—	42,300	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	35.34	690,000	195,000	443,000	52,000	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack

Atlantic City (11.3 acres ground leased through 2070 to MGM Growth Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	MGM Growth Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		87.2%	$37.88	2,845,000	2,046,000	443,000	356,000	$492,368

Vornado's Ownership Interest		92.5%	$34.19	1,346,000	711,000	443,000	192,000	$52,964
________________________________
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Owned by tenant on land leased from the company.
(3)Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Target*, Hennes & Mauritz,
-Retail	100.0%	100.0%	$231.91	98,000	98,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	94.9%		59,000	59,000	—
	100.0%			157,000	157,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**(3)
-Hotel (795 Rooms)
-Retail	75.3%	27.9%	306.44	50,000	50,000	—		Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	51.66	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	86.7%	66.82	246,000	246,000	—	298,806

501 Broadway	100.0%	100.0%	292.84	9,000	9,000	—	21,573	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	43.0%	138.09	51,000	51,000	—
-Theatre	100.0%	100.0%	44.17	79,000	79,000	—		Regal Cinema
	100.0%	77.9%	64.33	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	87.3%	$109.90	542,000	542,000	—	$548,204

Vornado's Ownership Interest	28.6%	87.2%	$104.00	155,000	155,000	—	$160,657
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents the contractual debt obligations.
(3)We own a 32.9% economic interest through the Fund and the Crowne Plaza Joint Venture.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer
Matthew Iocco	Executive Vice President - Chief Accounting Officer

RESEARCH COVERAGE

James Feldman/Elvis Rodriguez	Caitlin Burrows/Julien Blouin	Alexander Goldfarb/Daniel Santos
Bank of America/BofA Securities	Goldman Sachs	Piper Sandler
646-855-5808/646-855-1589	212-902-4736/212-357-7297	212-466-7937/212-466-7927

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	Nicholas Yulico/Joshua Burr
BMO Capital Markets	Green Street Advisors	Scotia Capital (USA) Inc
212-885-4115/415-591-2129	949-640-8780	212-225-6904/212-225-5415

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Joab Dempsey
Citi	JP Morgan	Truist Securities
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/443-545-4245

Derek Johnston/Tom Hennessy	Mark Streeter/Ian Snyder
Deutsche Bank	JP Morgan Fixed Income
212-250-5683/212-250-4063	212-834-5086/212-834-3798

Steve Sakwa/Brian Spahn	Vikram Malhotra/Jose A. Herrera
Evercore ISI	Morgan Stanley
212-446-9462/212-446-9459	212-761-7064/212-761-4913

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies. NOI at share - cash basis includes rent that has been deferred as a result of the COVID-19 pandemic.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2021
		2021	2020		2021	2020
Net income (loss) attributable to common shareholders	(A)	$48,045	$(197,750)	$4,083	$52,128	$(192,787)
Per diluted share		$0.25	$(1.03)	$0.02	$0.27	$(1.01)

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
After-tax net gain on sale of 220 CPS condominium units		$(22,208)	$(49,005)	$—	$(22,208)	$(108,916)
Hotel Pennsylvania loss (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)		4,992	5,133	8,990	13,982	17,526
Our share of (income) loss from real estate fund investments		(1,639)	6,089	(260)	(1,899)	62,247
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest		—	305,859	—	—	305,859
608 Fifth Avenue non-cash lease liability extinguishment gain		—	(70,260)	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		—	6,108	—	—	13,369
Mark-to-market decrease in Pennsylvania Real Estate Investment Trust ("PREIT") common shares (sold on January 23, 2020)		—	—	—	—	4,938
Other		(3,869)	2,019	194	(3,675)	9,915
		(22,724)	205,943	8,924	(13,800)	234,678
Noncontrolling interests' share of above adjustments		1,483	(12,556)	(561)	922	(14,307)
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	(B)	$(21,241)	$193,387	$8,363	$(12,878)	$220,371
Per diluted share (non-GAAP)		$(0.11)	$1.01	$0.04	$(0.07)	$1.15

Net income (loss) attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$26,804	$(4,363)	$12,446	$39,250	$27,584
Per diluted share (non-GAAP)		$0.14	$(0.02)	$0.06	$0.20	$0.14
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2021
		2021	2020		2021	2020
Reconciliation of our net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	(A)	$48,045	$(197,750)	$4,083	$52,128	$(192,787)
Per diluted share		$0.25	$(1.03)	$0.02	$0.27	$(1.01)

FFO adjustments:
Depreciation and amortization of real property		$82,396	$85,179	$87,719	$170,115	$170,315
Decrease in fair value of marketable securities		—	—	—	—	4,938
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		34,846	39,736	34,858	69,704	80,159
Net gain on sale of real estate		(3,052)	—	—	(3,052)	—
(Increase) decrease in fair value of marketable securities		(1,216)	(565)	(189)	(1,405)	3,126
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the joint venture attributable to the GAAP required write-up of the retained interest		—	305,859	—	—	305,859
		112,974	430,209	122,388	235,362	564,397
Noncontrolling interests' share of above adjustments		(7,666)	(29,215)	(8,075)	(15,741)	(38,019)
FFO adjustments, net	(B)	$105,308	$400,994	$114,313	$219,621	$526,378

FFO attributable to common shareholders (non-GAAP)	(A+B)	$153,353	$203,244	$118,396	$271,749	$333,591
Convertible preferred share dividends		11	12	11	22	25
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		153,364	203,256	118,407	271,771	333,616
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		10,708	13,283	7,935	18,895	21,594
FFO - OP Basis (non-GAAP)		$164,072	$216,539	$126,342	$290,666	$355,210
FFO per diluted share (non-GAAP)		$0.80	$1.06	$0.62	$1.41	$1.75
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2021
		2021	2020		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$153,364	$203,256	$118,407	$271,771	$333,616
Per diluted share (non-GAAP)		$0.80	$1.06	$0.62	$1.41	$1.75

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(22,208)	$(49,005)	$—	$(22,208)	$(108,916)
Hotel Pennsylvania loss (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)		2,211	2,479	6,228	8,439	12,304
Our share of (income) loss from real estate fund investments		(1,639)	6,089	(260)	(1,899)	62,247
608 Fifth Avenue non-cash lease liability extinguishment gain		—	(70,260)	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		—	6,108	—	—	13,369
Other		381	2,459	383	764	6,664
		(21,255)	(102,130)	6,351	(14,904)	(84,592)
Noncontrolling interests' share of above adjustments		1,052	6,265	(399)	653	5,196
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(20,203)	$(95,865)	$5,952	$(14,251)	$(79,396)
		$(0.11)	$(0.50)	$0.03	$(0.07)	$(0.42)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$133,161	$107,391	$124,359	$257,520	$254,220
Per diluted share (non-GAAP)		$0.69	$0.56	$0.65	$1.34	$1.33

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended			For the Six Months Ended June 30,
		June 30,		March 31, 2021
		2021	2020		2021	2020
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$153,364	$203,256	$118,407	$271,771	$333,616

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(21,849)	(105,228)	5,913	(15,936)	(99,598)
Recurring tenant improvements, leasing commissions and other capital expenditures		(66,225)	(35,030)	(37,070)	(103,295)	(88,509)
Stock-based compensation expense		6,154	7,703	21,225	27,379	33,468
Amortization of debt issuance costs		6,428	6,032	6,766	13,194	11,308
Personal property depreciation		1,683	1,749	1,737	3,420	3,574
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		846	34,190	(1,198)	(352)	37,266
Noncontrolling interests in the Operating Partnership's share of above adjustments		4,649	6,151	405	4,692	6,932
FAD adjustments, net	(B)	(68,314)	(84,433)	(2,222)	(70,898)	(95,559)

FAD (non-GAAP)	(A+B)	$85,050	$118,823	$116,185	$200,873	$238,057

FAD payout ratio (1)		120.5%	106.5%	86.9%	101.9%	105.6%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2021
	2021	2020		2021	2020
Net income (loss)	$76,832	$(217,352)	$26,993	$103,825	$(321,855)
Depreciation and amortization expense	89,777	92,805	95,354	185,131	185,598
General and administrative expense	30,602	35,014	44,186	74,788	87,848
Transaction related costs and other (lease liability extinguishment gain)	106	(69,221)	843	949	(69,150)
(Income) loss from partially owned entities	(31,426)	291,873	(29,073)	(60,499)	272,770
(Income) loss from real estate fund investments	(5,342)	28,042	169	(5,173)	211,505
Interest and other investment (income) loss, net	(1,539)	2,893	(1,522)	(3,061)	8,797
Interest and debt expense	51,894	58,405	50,064	101,958	117,247
Net gains on disposition of wholly owned and partially owned assets	(25,724)	(55,695)	—	(25,724)	(124,284)
Income tax expense	2,841	1,837	1,984	4,825	14,650
NOI from partially owned entities	77,235	69,487	78,756	155,991	151,368
NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,689)	(15,448)	(17,646)	(33,335)	(30,941)
NOI at share	249,567	222,640	250,108	499,675	503,553
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	846	34,190	(1,198)	(352)	37,266
NOI at share - cash basis	$250,413	$256,830	$248,910	$499,323	$540,819

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$301,144	$270,628	$(156,033)	$(140,207)	$145,111	$130,421	$4,832	$34,216	$149,943	$164,637
Other	77,797	72,398	(34,887)	(34,218)	42,910	38,180	(370)	1,165	42,540	39,345
Consolidated total	378,941	343,026	(190,920)	(174,425)	188,021	168,601	4,462	35,381	192,483	203,982
Noncontrolling interests' share in consolidated subsidiaries	(29,709)	(26,180)	14,020	10,732	(15,689)	(15,448)	(257)	(528)	(15,946)	(15,976)
Our share of partially owned entities	121,136	108,966	(43,901)	(39,479)	77,235	69,487	(3,359)	(663)	73,876	68,824
Vornado's share	$470,368	$425,812	$(220,801)	$(203,172)	$249,567	$222,640	$846	$34,190	$250,413	$256,830

	For the Three Months Ended March 31, 2021
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$303,971	$(160,985)	$142,986	$4,045	$147,031
Other	76,006	(29,994)	46,012	(460)	45,552
Consolidated total	379,977	(190,979)	188,998	3,585	192,583
Noncontrolling interests' share in consolidated subsidiaries	(27,921)	10,275	(17,646)	(516)	(18,162)
Our share of partially owned entities	122,365	(43,609)	78,756	(4,267)	74,489
Vornado's share	$474,421	$(224,313)	$250,108	$(1,198)	$248,910

	For the Six Months Ended June 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020
New York	$605,115	$626,243	$(317,018)	$(323,238)	$288,097	$303,005	$8,877	$39,639	$296,974	$342,644
Other	153,803	161,315	(64,881)	(81,194)	88,922	80,121	(830)	3,130	88,092	83,251
Consolidated total	758,918	787,558	(381,899)	(404,432)	377,019	383,126	8,047	42,769	385,066	425,895
Noncontrolling interests' share in consolidated subsidiaries	(57,630)	(53,089)	24,295	22,148	(33,335)	(30,941)	(773)	(331)	(34,108)	(31,272)
Our share of partially owned entities	243,501	233,067	(87,510)	(81,699)	155,991	151,368	(7,626)	(5,172)	148,365	146,196
Vornado's share	$944,789	$967,536	$(445,114)	$(463,983)	$499,675	$503,553	$(352)	$37,266	$499,323	$540,819
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2021 COMPARED TO JUNE 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2021	$249,567	$211,038	$18,412	$16,038	$4,079
Less NOI at share from:
Development properties	(7,773)	(7,773)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	5,533	5,533	—	—	—
Other non-same store income, net	(5,074)	(995)	—	—	(4,079)
Same store NOI at share for the three months ended June 30, 2021	$242,253	$207,803	$18,412	$16,038	$—

NOI at share for the three months ended June 30, 2020	$222,640	$188,968	$17,803	$14,837	$1,032
Less NOI at share from:
Development properties	(7,578)	(7,578)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	8,516	8,516	—	—	—
Other non-same store income, net	(10,261)	(9,120)	—	(109)	(1,032)
Same store NOI at share for the three months ended June 30, 2020	$213,317	$180,786	$17,803	$14,728	$—

Increase in same store NOI at share	$28,936	$27,017	$609	$1,310	$—

% increase in same store NOI at share	13.6%	14.9%	3.4%	8.9%	—%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2021 COMPARED TO JUNE 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2021	$250,413	$211,579	$19,501	$14,952	$4,381
Less NOI at share - cash basis from:
Development properties	(7,465)	(7,465)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	5,556	5,556	—	—	—
Other non-same store income, net	(5,488)	(1,107)	—	—	(4,381)
Same store NOI at share - cash basis for the three months ended June 30, 2021	$243,016	$208,563	$19,501	$14,952	$—

NOI at share - cash basis for the three months ended June 30, 2020	$256,830	$221,911	$17,765	$15,005	$2,149
Less NOI at share - cash basis from:
Development properties	(9,623)	(9,623)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	8,525	8,525	—	—	—
Other non-same store income, net	(14,021)	(11,869)	—	(3)	(2,149)
Same store NOI at share - cash basis for the three months ended June 30, 2020	$241,711	$208,944	$17,765	$15,002	$—

Increase (decrease) in same store NOI at share - cash basis	$1,305	$(381)	$1,736	$(50)	$—

% increase (decrease) in same store NOI at share - cash basis	0.5%	(0.2)%	9.8%	(0.3)%	—%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE SIX MONTHS ENDED JUNE 30, 2021 COMPARED TO JUNE 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the six months ended June 30, 2021	$499,675	$422,176	$36,519	$32,102	$8,878
Less NOI at share from:
Development properties	(14,060)	(14,060)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	12,677	12,677	—	—	—
Other non-same store (income) expense, net	(10,223)	(1,346)	—	1	(8,878)
Same store NOI at share for the six months ended June 30, 2021	$488,069	$419,447	$36,519	$32,103	$—

NOI at share for the six months ended June 30, 2020	$503,553	$431,527	$38,916	$30,068	$3,042
Less NOI at share from:
Development properties	(20,750)	(20,750)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	17,872	17,872	—	—	—
Other non-same store (income) expense, net	(19,000)	(15,543)	(422)	7	(3,042)
Same store NOI at share for the six months ended June 30, 2020	$481,675	$413,106	$38,494	$30,075	$—

Increase (decrease) in same store NOI at share	$6,394	$6,341	$(1,975)	$2,028	$—

% increase (decrease) in same store NOI at share	1.3%	1.5%	(5.1)%	6.7%	—%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE SIX MONTHS ENDED JUNE 30, 2021 COMPARED TO JUNE 30, 2020 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the six months ended June 30, 2021	$499,323	$421,744	$37,341	$30,807	$9,431
Less NOI at share - cash basis from:
Development properties	(14,732)	(14,732)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	12,723	12,723	—	—	—
Other non-same store (income) expense, net	(11,111)	(1,681)	—	1	(9,431)
Same store NOI at share - cash basis for the six months ended June 30, 2021	$486,203	$418,054	$37,341	$30,808	$—

NOI at share - cash basis for the six months ended June 30, 2020	$540,819	$465,576	$40,470	$30,440	$4,333
Less NOI at share - cash basis from:
Development properties	(26,791)	(26,791)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	17,889	17,889	—	—	—
Other non-same store income, net	(27,579)	(22,718)	(422)	(106)	(4,333)
Same store NOI at share - cash basis for the six months ended June 30, 2020	$504,338	$433,956	$40,048	$30,334	$—

(Decrease) increase in same store NOI at share - cash basis	$(18,135)	$(15,902)	$(2,707)	$474	$—

% (decrease) increase in same store NOI at share - cash basis	(3.6)%	(3.7)%	(6.8)%	1.6%	—%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED JUNE 30, 2021 COMPARED TO MARCH 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share for the three months ended June 30, 2021	$249,567	$211,038	$18,412	$16,038	$4,079
Less NOI at share from:
Development properties	(7,773)	(7,773)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	5,533	5,533	—	—	—
Other non-same store income, net	(4,154)	(75)	—	—	(4,079)
Same store NOI at share for the three months ended June 30, 2021	$243,173	$208,723	$18,412	$16,038	$—

NOI at share for the three months ended March 31, 2021	$250,108	$211,138	$18,107	$16,064	$4,799
Less NOI at share from:
Development properties	(6,290)	(6,290)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,144	7,144	—	—	—
Other non-same store (income) expense, net	(5,421)	(623)	—	1	(4,799)
Same store NOI at share for the three months ended March 31, 2021	$245,541	$211,369	$18,107	$16,065	$—

(Decrease) increase in same store NOI at share	$(2,368)	$(2,646)	$305	$(27)	$—

% (decrease) increase in same store NOI at share	(1.0)%	(1.3)%	1.7%	(0.2)%	—%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED JUNE 30, 2021 COMPARED TO MARCH 31, 2021 (unaudited)
(Amounts in thousands)

	Total	New York	theMART	555 California Street	Other
NOI at share - cash basis for the three months ended June 30, 2021	$250,413	$211,579	$19,501	$14,952	$4,381
Less NOI at share - cash basis from:
Development properties	(7,465)	(7,465)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	5,556	5,556	—	—	—
Other non-same store income, net	(4,568)	(187)	—	—	(4,381)
Same store NOI at share - cash basis for the three months ended June 30, 2021	$243,936	$209,483	$19,501	$14,952	$—

NOI at share - cash basis for the three months ended March 31, 2021	$248,910	$210,165	$17,840	$15,855	$5,050
Less NOI at share - cash basis from:
Development properties	(7,270)	(7,270)	—	—	—
Hotel Pennsylvania (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	7,167	7,167	—	—	—
Other non-same store (income) expense, net	(5,859)	(811)	—	2	(5,050)
Same store NOI at share - cash basis for the three months ended March 31, 2021	$242,948	$209,251	$17,840	$15,857	$—

Increase (decrease) in same store NOI at share - cash basis	$988	$232	$1,661	$(905)	$—

% increase (decrease) in same store NOI at share - cash basis	0.4%	0.1%	9.3%	(5.7)%	—%

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended June 30, 2021
Consolidated revenues	$378,941
Noncontrolling interest adjustments	(29,709)
Consolidated revenues at our share (non-GAAP)	349,232
Unconsolidated revenues at our share (non-GAAP)	121,136
Our pro rata share of revenues (non-GAAP)	$470,368
Our pro rata share of revenues (annualized) (non-GAAP)	$1,881,472

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of June 30, 2021
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,547,605	$37,410	$5,585,015
Senior unsecured notes	1,189,861	10,139	1,200,000
$800 Million unsecured term loan	797,287	2,713	800,000
$2.75 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,109,753	$50,262	$8,160,015
- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2021
	2021	2020		2021	2020
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$76,832	$(217,352)	$26,993	$103,825	$(321,855)
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(8,784)	17,768	(6,114)	(14,898)	140,155
Net income (loss) attributable to the Operating Partnership	68,048	(199,584)	20,879	88,927	(181,700)
EBITDAre adjustments at share:
Depreciation and amortization expense	118,925	126,664	124,314	243,239	254,048
Interest and debt expense	70,247	78,029	68,875	139,122	159,845
Income tax expense	2,862	1,752	1,995	4,857	14,644
Net gain on sale of real estate	(3,052)	—	—	(3,052)	—
Non-cash impairment loss on our investment in Fifth Avenue and Times Square JV, reversing a portion of the $2.559 billion gain recognized on the April 2019 transfer to the Joint Venture attributable to the GAAP required write-up of the retained interest	—	305,859	—	—	305,859
EBITDAre at share	257,030	312,720	216,063	473,093	552,696
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	19,850	(6,484)	16,903	36,753	(118,221)
EBITDAre (non-GAAP)	$276,880	$306,236	$232,966	$509,846	$434,475
- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Six Months Ended June 30,
	June 30,		March 31, 2021
	2021	2020		2021	2020
EBITDAre (non-GAAP)	$276,880	$306,236	$232,966	$509,846	$434,475

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(19,850)	6,484	(16,903)	(36,753)	118,221

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(25,272)	(55,695)	—	(25,272)	(124,284)
Hotel Pennsylvania loss (temporarily closed on April 1, 2020, permanently closed on April 5, 2021)	4,977	8,014	6,648	11,625	17,107
Our share of (income) loss from real estate fund investments	(1,639)	6,089	(260)	(1,899)	62,247
608 Fifth Avenue non-cash lease liability extinguishment gain	—	(70,260)	—	—	(70,260)
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	—	6,108	—	—	13,369
Mark-to-market decrease in PREIT common shares (sold on January 23, 2020)	—	—	—	—	4,938
Other	(1,000)	2,203	(186)	(1,186)	9,865
Total of certain expense (income) items that impact EBITDAre	(22,934)	(103,541)	6,202	(16,732)	(87,018)

EBITDAre, as adjusted (non-GAAP)	$234,096	$209,179	$222,265	$456,361	$465,678

- xvi -